FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS	13 Months Ended
Sep. 30, 2023
Disclosure of detailed information about financial instruments [abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS	FAIR VALUE OF FINANCIAL INSTRUMENTS AND FINANCIAL RISK FACTORS
i.Fair value of financial instruments
Financial instruments recorded at fair value on the consolidated statement of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest-level input significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are described as follows:

•Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;

•Level 2 inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

•Level 3 inputs are unobservable inputs for the asset or liability.

The fair values of cash, short-term investments and restricted funds approximate their carrying amounts due to their short-term nature. The fair value of long-term debt approximates $155 (August 31, 2022 – $235), which is its carrying value.

The fair value of the investment in Weekend Holdings is primarily based on Level 3 unobservable inputs and is determined using a market-based approach, based on revenue multiples for comparable companies.

In determining the impairment loss, the FVLCD of property, plant and equipment was determined based on a third-party appraisal using market and replacement cost approaches. Consideration is given to information from historical data and industry standards which constitute both observable and unobservable inputs (level 2 and level 3).

The fair value of the Secured Convertible Loan advanced to Phylos was determined using the Cox-Ross-Rubinstein binomial lattice option pricing model and has been classified as level 3 in the fair value hierarchy. The fair value of the Secured Convertible Loan was based on certain assumptions, including likelihood, and timing of the federal legalization or decriminalization of cannabis in the United States. Similarly, the fair value of the commitment to fund an additional US
$4.75 million over two tranches was based on certain assumptions, including the probability of Phylos meeting certain required milestones.
The fair value of the Laurentian contingent share consideration is primarily based on Level 3 unobservable inputs in a Monte Carlo pricing model. The determination of the fair value of this liability is primarily driven by the Company’s expectations of Laurentian achieving its business objectives. The key assumptions used in the model are the expected future sales volumes and selling prices used in determining Laurentian's future adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") and WACC.

As at September 30, 2023, the fair value of the Laurentian contingent share consideration was revalued to $49. A sensitivity analysis for change in key inputs such as WACC was not presented as it was deemed that the impact of reasonable changes in inputs would not be significant.

The fair value of derivative warrant liabilities is based on Level 1 and 2 inputs utilized in a Black-Scholes option pricing model to estimate the fair value of such Warrants. The key assumption used in the model is the expected future volatility in the price of the Company’s Common Shares. A sensitivity analysis for change in expected future volatility in the common share price of the Company was not presented as it was deemed that the impact of reasonable changes in this input would not be significant.

The fair value of the Top-up Rights is based on Level 3 inputs utilized in a Monte Carlo pricing model to estimate the fair value of such Top-up Rights. The key assumptions used in the model are the expected future price of the Company’s Common Shares, the weighted average expected life of the instruments and the expected future volatility in the price of Common Shares. A sensitivity analysis for changes in key inputs was not presented as it was deemed that the impact of reasonable changes in key inputs would not be significant.

During the year, there were no transfers of amounts between Levels 1, 2 and 3.
Financial risk factors
The Company is exposed to various risks through its financial instruments, as follows:

(a) Credit risk arises from deposits with banks, short-term investments, outstanding trade and loan receivables, and restricted funds. For trade receivables, the Company does not hold any collateral as security but mitigates this risk by dealing only with what management believes to be financially sound counterparties and, accordingly, does not anticipate significant loss for non-performance. For other receivables, outside of the normal course of business such as the loan receivable, management generally obtains guarantees and general security agreements. The maximum exposure to credit risk of cash, short-term investments, accounts receivable, loan receivable, other financial assets, and restricted funds on the consolidated statement of financial position as at September 30, 2023 approximates $90,351 (August 31, 2022 - $171,799).

As of September 30, 2023 and August 31, 2022, the Company’s aging of trade receivables was as follows:

	SEPTEMBER 30, 2023	AUGUST 31, 2022
0-60 days	$22,946	$42,961
61-120 days	5,845	2,022
Gross trade receivables	$28,791	$44,983
Less: Expected credit losses and reserve for product returns and price adjustments	(1,334)	(1,121)
	$27,457	$43,862

(b) Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. As at September 30, 2023, the Company had $33,864 (August 31, 2022 – $68,515) of cash and working capital of $133,545 (August 31, 2022 - $166,338). Further, the Company may potentially access equity capital through the capital markets if required.

The Company is obligated to the following contractual maturities relating to their undiscounted cash flows as at September 30, 2023:

	Carrying Amount	Contractual Cash Flows	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Accounts payable and accrued liabilities	$20,007	$20,007	$20,007	$—	$—	$—
Long-term debt	155	161	76	85	—	—
	$20,162	$20,168	$20,083	$85	$—	$—

The contractual maturities noted above are based on contractual due dates of the respective financial liabilities.
In connection with the Company’s facilities, the Company is contractually committed to approximately $850 of capital expenditures, mostly related to its Moncton Campus and Laurentian Facility.

(c) Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk for the Company is comprised of:
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s debt obligations with floating interest rate. The Company has determined that a 1% change in rates would not have a material impact on the consolidated financial statements.